UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 12, 2022
Date of Report (date of Earliest Event Reported)
NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 8.01.      Other Events
On December 7, 2022, NBL SPV I, LLC (“NBL SPV I”), a wholly owned subsidiary of Newtek Business Lending, LLC (“NBL”), a wholly owned portfolio company of the Company, entered into an Eighth Amendment to Credit Agreement (the “Capital One Amendment”), amending the terms of the credit facility made available to NBL SPV I under that certain Revolving Credit and Security Agreement, dated as of July 31, 2018 (the “Capital One Credit Agreement”), with the lenders from time to time party to the Credit Agreement (the “NBL SPV I Lenders”), Capital One, National Association (“Capital One”), as administrative agent for itself and for the NBL SPV I Lenders and the other Secured Parties (as defined in the Credit Agreement), Small Business Lending, LLC, as servicer, and U.S. Bank National Association, as backup servicer (the “Capital One Credit Facility”). Pursuant to the terms of the Capital One Amendment, among other things, the maximum aggregate amount of the Capital One Credit Facility was decreased from $75,000,000 to $60,000,000 (as such amounts may be increased from time-to-time pursuant to the terms of the Capital One Credit Agreement as amended) and the date on which the Lenders’ commitments under the Capital One Credit Facility terminate was extended until November 4, 2024, with all amounts due under the Capital One Credit Facility maturing on November 4, 2025. The Capital One Credit Facility, will, among other things, be used to fund Small Business Administration 504 loans. In addition, the Company continues to guarantee NBL SPV I’s performance and repayment obligations under the Capital One Credit Agreement, pursuant to the Guaranty of Payment and Performance, dated as of July 31, 2018.
On November 22, 2022, NBL SPV II, LLC (“NBL SPV II”), a wholly owned subsidiary of NBL, entered into an Amended and Restated Maser Repurchase Agreement (the “Amended DB Repurchase Agreement”), with NBL SPV II as the Seller thereunder and Deutsche Bank AG, New York Branch (“Deutsche Bank”) as the buyer thereunder. Pursuant to the terms of the Amended DB Repurchase Agreement, the termination date of the facility of up to $50,000,000 made available to NBL SPV II thereunder was extended until November 22, 2024 (as may be further extended in accordance with the terms thereof). Such facility will, among other things, be used to fund Small Business Administration 504 loans. On that same date, the Company also delivered an Amended and Restated Back-Up Guaranty (the “Amended DB Parent Guaranty”) to Deutsche Bank, pursuant to which the Company guaranteed the obligations of Newtek Business Services Holdco 6, Inc. under the Amended and Restated Guaranty and Pledge Agreement delivered by it to Deutsche Bank guaranteeing NBL SPV’s obligations under the Amended DB Repurchase Agreement.
On November 14, 2022, Newtek Merchant Solutions, LLC (“NMS”), a wholly owned portfolio company of the Company entered into an Amended and Restated Credit Agreement, (the “Amended Webster Credit Agreement”), with the several banks and other parties from time to time parties thereto as lenders (the “NMS Lenders”), and Webster Bank, National Association (“Webster Bank”) as administrative agent for itself and each of the other NMS Lenders party thereto. Pursuant to the terms of the Amended Webster Credit Agreement, the NMS Lenders continue to make the revolving facility of up to an aggregate principal amount of $15,000,000 available to NMS (the “Revolver”) and also made term loans up to an aggregate principal amount of $39,871,000 available to the Borrower (the “Term Loans”). The maturity date for each of the Revolver and the Term Loans was extended until November 14, 2027. On that same date, the Company also entered into an Amended and Restated Parent Guaranty Agreement (the “Amended Webster Parent Guaranty”) with Webster Bank, as administrative agent for the Lenders from time to time party to the Credit Agreement, pursuant to which the Company unconditionally guaranteed the prompt and unconditional payment of all of NMS’s obligations under the Amended Webster Credit Agreement.
The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

(d)  Exhibits.

Exhibit Number	Description

101	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: December 12, 2022	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board